UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

Form 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 13, 2020

Cytokinetics, Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

280 East Grand Avenue, South San Francisco, California 94080
(Address of Principal Executive Offices) (Zip Code)

(650) 624-3000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CYTK	The Nasdaq Global Select Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Company’s Annual Meeting of Stockholders on May 13, 2020 (the “Annual Meeting”), as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. Of the 59,458,852 shares of the Company’s common stock entitled to vote at the Annual Meeting, 48,026,194 shares of common stock, or 80.77%, of the total eligible votes to be cast, were represented at the Annual Meeting in person or by proxy, constituting a quorum. A more complete description of each matter is set forth in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 26, 2020.

Proposal 1: Election of Three Class I Directors

The stockholders elected L. Patrick Gage, Ph.D., Edward M. Kaye, M.D. and Wendell Wierenga, Ph.D. as Class I Directors, each to serve for a three-year term and until their successors are duly elected and qualified or their earlier resignation or removal. The voting for each director was as follows:

Name	For	Withheld	Broker Non-Vote
L. Patrick Gage, Ph.D.	36,623,181	5,073,157	6,329,856
Edward M. Kaye, M.D.	41,525,258	171,080	6,329,856
Wendell Wierenga, Ph.D.	41,335,684	360,654	6,329,856

Proposal 2: Approval of the Amendment and Restatement of the Amended and Restated 2015 Employee Stock Purchase Plan to increase the number of authorized shares reserved for under the 2015 Employee Stock Purchase Plan by 500,000 shares

The stockholders approved the Amended and Restated 2015 Employee Stock Purchase Plan. The votes were as follows:

For	Against	Abstain	Broker Non-Vote
41,482,926	102,594	110,818	6,329,856

Proposal 3: Ratification of Selection of Ernst & Young LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020

The stockholders ratified the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The votes were as follows:

For	Against	Abstain
47,692,900	16,286	317,008

Proposal 4: Advisory Vote on Executive Compensation

The stockholders approved, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Shareholders. The votes were as follows:

For	Against	Abstain	Broker Non-Vote
41,039,498	481,460	175,380	6,329,856

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytokinetics, Incorporated

May 14, 2020	By:	/s/ Ching Jaw
	Name:	Ching Jaw
	Title:	Senior Vice President, Chief Financial Officer